UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 9, 2005
Enesco Group, Inc.

(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 Windsor Drive, Itasca, IL	60143

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 875-5300

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.
On August 9, 2005, Enesco Group, Inc. (the “Company”) issued a press release regarding its second quarter 2005 earnings.
The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01   Financial Statements and Exhibits.
(c)   Exhibits

99.1	Press Release, dated August 9, 2005, regarding the Company’s second quarter 2005 earnings.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc.
(Registrant)

Date August 9, 2005	By:	/s/ Anthony G. Testolin
Anthony G. Testolin
Chief Accounting Officer

Exhibit Index

Exhibit 99.1	Press Release, dated August 9, 2005, regarding the Company’s second quarter 2005 earnings.